SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: APRIL 28, 2004

                            REWARD ENTERPRISES, INC.

               (Exact Name of Registrant as Specified in Charter)

          NEVADA                        000-27259               98-0203927
          ------                        ---------               ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)


 2033 MAIN STREET, SUITE 500, SARASOTA, FL                           34237
 -----------------------------------------                           -----
 (Address of principal executive offices)                          (Zip code)

  Registrant's telephone number, including area code:           (941) 928-7394
                                                                --------------


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

      On April 28, 2004, Reward Enterprises, Inc. and Magna Yachts, Inc. terminated the non-binding letter of intent pursuant to which Reward Enterprises was to acquire all of the outstanding shares of common stock of Magna Yachts, Inc. in exchange for the issuance of 1,100,000,000 shares of the Reward Enterprises' common stock to the current shareholders of Magna Yachts, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     REWARD ENTERPRISES, INC.

                                                     /s/ Earl Ingarfield
                                                     ---------------------------
                                                     Earl Ingarfield
                                                     Chairman, President
                                                     Date:   May 6, 2004


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